SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 26, 2007



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On April 26, 2007, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



99.1 Press Release dated April 26, 2007.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  April 26, 2007


                                         /s/Ronald J. Casciano
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated April 26, 2007.

Exhibit 99.1  Press Release dated April 26, 2007.

RELEASE:   NEW HARTFORD, NY, April 26, 2007
CONTACT: Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com


                           PAR TECHNOLOGY CORPORATION

                         -REPORTS FIRST QUARTER RESULTS-

--------------------------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY--April 26, 2007--PAR Technology Corporation (NYSE:PTC) today announced results from operations for the first quarter ended March 31, 2007.

PAR reported first quarter revenues of $47.8 million, a 9% decrease over the $52.6 million reported in the same period a year ago. A net loss for the first quarter of $1.3 million was reported compared with net income of $2 million in the first quarter of 2006. The Company reported diluted loss per share of $0.09 for the first quarter of 2007, compared to diluted earnings per share of $0.14 for the first quarter of last year.

John W. Sammon, PAR Chairman and CEO commented, "PAR's first-quarter results primarily reflected lower revenues and operating profits for the Hospitality segment of our business. Profits were impacted by revenue weakness in our Quick Service restaurant segment, caused by internal and third party software development delays. Our Government business performed on plan with a small decrease in revenues year over year. With new contract starts, we expect to see this segment return to normal growth trends and remain on plan for the year."

Sammon added, "We are disappointed that 2007 has started out weaker than anticipated and feel that the remainder of this year will be a challenge for our Company. However, we remain confident in the long-term strategy we have initiated for our business. That strategy calls for the continued investment into our SIVA software development program, increasing our distribution capabilities with dealers and resellers and expanding our business in international markets, specifically China and the entire Pacific Rim. Through the continued investment in these initiatives we are providing a strong foundation for our future business."

Statements in this release or by the Company's spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the hospitality technology market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY
--------------------

PAR Technology Corporation is a leading provider of professional services and enterprise business intelligence software and hardware to the hospitality industry. PAR develops, markets and supports hardware and software products that improve the ability of hospitality business professionals to make timely, fact-based business decisions. The Company is a premier provider of I/T management solutions to hotel and restaurant companies, with over 45,000 installations worldwide in over 100 countries. PAR is a leader in providing computer-based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information visit the Company's website at www.partech.com.

================================================================================


                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except share amounts)
                                   (Unaudited)

                                                                March 31,  December 31,
                                                                  2007        2006
                                                               ----------   ---------
Assets
Current assets:
     Cash and cash equivalents .............................   $   2,484    $   4,273
     Accounts receivable-net ...............................      42,938       46,791
     Inventories-net .......................................      38,841       35,948
     Income tax refunds ....................................       1,573        1,103
     Deferred income taxes .................................       5,323        5,139
     Other current assets ..................................       3,047        2,737
                                                               ---------    ---------
         Total current assets ..............................      94,206       95,991
Property, plant and equipment - net ........................       7,412        7,535
Goodwill ...................................................      25,811       25,734
Intangible assets - net ....................................      10,596       10,695
Other assets ...............................................       3,188        2,841
                                                               ---------    ---------
                                                               $ 141,213    $ 142,796
                                                               =========    =========

Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt .....................   $     387    $     240
     Borrowings under lines of credit ......................       7,870        7,713
     Accounts payable ......................................      11,812       12,470
     Accrued salaries and benefits .........................       6,724        8,279
     Accrued expenses ......................................       2,155        1,861
     Customer deposits .....................................       3,718        3,656
     Deferred service revenue ..............................      12,933       12,254
                                                               ---------    ---------
         Total current liabilities .........................      45,599       46,473
                                                               ---------    ---------
Long-term debt .............................................       7,535        7,708
                                                               ---------    ---------
Deferred income taxes ......................................         786          653
                                                               ---------    ---------
Other long-term liabilities ................................       2,298        1,879
                                                               ---------    ---------
Commitments and contingent liabilities Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized .........................        --           --
     Common stock, $.02 par value,
       29,000,000 shares authorized;
       16,014,135 and 15,980,486 shares issued;
       14,361,380 and 14,327,731outstanding ................         320          320
     Capital in excess of par value ........................      38,906       38,602
     Retained earnings .....................................      51,851       53,159
     Accumulated other comprehensive loss ..................        (573)        (489)
     Treasury stock, at cost, 1,652,755 shares .............      (5,509)      (5,509)
                                                               ---------    ---------
        Total shareholders' equity .........................      84,995       86,083
                                                               ---------    ---------
                                                               $ 141,213    $ 142,796
                                                               =========    =========

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                    (in thousands, except per share amounts)
                                   (Unaudited)


                                                       For the three months
                                                          ended March 31,
                                                      ---------------------
                                                         2007        2006
                                                      --------    ---------
Net revenues:
     Product ......................................   $ 16,706    $ 23,020
     Service ......................................     15,529      13,745
     Contract .....................................     15,601      15,832
                                                      --------    --------
                                                        47,836      52,597
                                                      --------    --------
Costs of sales:
     Product ......................................     10,308      12,798
     Service ......................................     12,166      10,710
     Contract .....................................     14,554      14,726
                                                      --------    --------
                                                        37,028      38,234
                                                      --------    --------

           Gross margin ...........................     10,808      14,363
                                                      --------    --------
 Operating expenses:
     Selling, general and administrative ..........      8,709       8,075
     Research and development .....................      3,814       2,899
     Amortization of identifiable intangible assets        390         307
                                                      --------    --------
                                                        12,913      11,281
                                                      --------    --------
 Operating income (loss) ..........................     (2,105)      3,082
Other income, net .................................        240         157
Interest expense ..................................       (222)        (85)
                                                      --------    --------

Income (loss) before provision for income taxes ...     (2,087)      3,154
Provision (benefit) for income taxes ..............        779      (1,142)
                                                      --------    --------
 Net income (loss) ................................   $ (1,308)   $  2,012
                                                      ========    ========

Earnings (loss) per share
     Basic ........................................   $   (.09)   $    .14
     Diluted ......................................   $   (.09)   $    .14

Weighted average shares outstanding
     Basic ........................................     14,320      14,151
                                                      ========    ========
     Diluted ......................................     14,320      14,806
                                                      ========    ========